Exhibit 10.2
GUARANTY AGREEMENT
This GUARANTY AGREEMENT (this “Guaranty”), dated as of May 15, 2022, by and among STRONGHOLD DIGITAL MINING, INC. (the “Borrower”), the subsidiaries of the Borrower listed on the signature page hereof (each a “Guarantor” and collectively, the “Guarantors”), and each Holder of a Notes referred to below (in such capacity, together with any successor thereto, the “Holders”).
WITNESSETH:
WHEREAS, the Borrower has entered into (i) that certain 10.0% Convertible Note due May 15, 2024 in favor of Adage Capital Partners, LP, (ii) that certain 10.0% Convertible Note due May 15, 2024 in favor of Continental General Insurance Company and (iii) that certain 10.0% Convertible Note due May 15, 2024 in favor of Parallaxes Capital Opportunity Fund IV, L.P. (collectively, the “Notes” and each, individually, a “Note”) in order to finance, among other things, the ongoing working capital needs of the Borrower;
WHEREAS, it is a condition to the extension of credit under the Notes that each Guarantor shall have executed and delivered this Guaranty to guaranty the obligations of the Borrower thereunder; and
WHEREAS, each Guarantor will obtain benefits from the incurrence of the indebtedness evidenced by the Notes by the Borrower, and accordingly desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Holders to extend credit to the Borrower under the Notes.
1.DEFINITIONS
Capitalized terms used herein shall have the meanings assigned to them in the Notes, unless otherwise defined herein. References to this “Guaranty” shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.
2.THE GUARANTY
(a)Guaranty of Guaranteed Obligations. Subject to the limitation in Section 2(g) below, each Guarantor unconditionally guarantees to the Holders, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the punctual payment and performance of the obligations of the Borrower under the Notes when due (whether at stated maturity, by acceleration or otherwise) (the “Guaranteed Obligations”) for the ratable benefit of the Holders. Each Guarantor further agrees that the Guaranteed Obligations may be extended, modified, amended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, modification, amendment or renewal of any Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Guarantor of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. Each Guarantor, jointly with the other Guarantors and severally, shall pay any and all reasonable and documented expenses (including attorneys’ fees of outside counsel) incurred by Holders in enforcing or protecting their rights under this Guaranty.

(b)Guaranty of Payment and Performance. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment and performance when due and not of collection, and waives any right to require that any resort be had by the Holders against Borrower or to any security held for the payment or performance of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Holder in favor of the Borrower or any other person.
(c)No Limitations. Except (i) as set forth in Section 2(g) below and (ii) for termination or release of a Guarantor’s obligations hereunder as expressly provided for in Section 5(g), the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by: (i) the failure of any Holder to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Note or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Note or any other agreement, including with respect to any other Guarantor under this Guaranty; (iii) the release of, or the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Holders for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full of all the Guaranteed Obligations); (vi) any illegality, lack of validity or enforceability of any Guaranteed Obligation; (vii) any change in the corporate existence, structure or ownership of the Borrower or any other Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other Guarantor or its assets or any resulting release or discharge of any Guaranteed Obligation (other than the payment in full of all the Guaranteed Obligations); (viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against the Borrower or any other Guarantor, any Holder, or any other entity or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and (ix) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Holder that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or any other Guarantor or any other guarantor or surety. Each Guarantor expressly authorizes the Holder to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Guarantor, other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations. The Holders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor, as the case may be, or any security.
(d)Reinstatement. Notwithstanding the provisions of Section 5(g)(i), each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored or returned by the Holders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.
(e)Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Holder has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guarantor to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, promptly to the Holders such unpaid Guaranteed Obligation upon demand. Upon payment by any Guarantor of any sums to the Holders as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be fully subordinated to the indefeasible payment of the Guaranteed Obligations pursuant to the terms of Section 6 of this Guaranty.
(f)Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that the Holders will not have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
(g)Excluded Guarantors. Notwithstanding anything to the contrary in this Guaranty or any Note, to the extent any Guarantor which is not permitted to guarantee or incur indebtedness pursuant to the terms of any contractual agreement to which it is a party as of the date hereof shall explicitly and absolutely excluded from, and shall have no obligations under or with respect to, this Guaranty and the Guaranteed Obligations for so long as such applicable contractual obligation limits any such guarantee or the incurrence of indebtedness. For the avoidance of doubt, as of the date hereof, each of the following subsidiaries of the Borrower are subject to contractual obligations that limit the incurrence of indebtedness and guarantees, (i) Scrubgrass Reclamation Company, L.P., as a result of its obligations under Sections 3.01 and 3.02 of the Negative Pledge Agreement between it and with WhiteHawk Finance, LLC, (ii) Panther Creek Power Operating, LLC, as a result of its obligations under Sections 3.01 and 3.02 of the Negative Pledge Agreement between it and with WhiteHawk Finance, LLC and (iii) Stronghold Digital Mining Equipment, LLC as a result of its obligations under Section 8(b)(ix) of the Financing Agreement with WhiteHawk Finance, LLC.
3.FURTHER ASSURANCES
Each Guarantor agrees, upon the written request of the Holders, to execute and deliver to the Holders, from time to time, any additional instruments or documents reasonably considered necessary by the Holders to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.
4.REPRESENTATIONS OF GUARANTORS. Each Guarantor represents and warrants to the Holders that this Guaranty has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
5.OTHER TERMS
(a)Entire Agreement. This Guaranty, together with the Notes, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Notes.
(b)Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.
(c)Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(d)Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given as provided in Section 9(a) of each Note.
(e)Successors and Assigns. Whenever in this Guaranty any Guarantor is referred to, such reference shall be deemed to include the permitted successors and assigns of such party (in accordance with the terms of the Notes); and all covenants, promises and agreements by any Guarantor that are contained in this Guaranty shall bind and inure to the benefit of its respective permitted successors and assigns; provided that no Guarantor may assign its rights, interest or obligations hereunder to any other person without the prior written consent of the Holders and any purported assignment absent such consent is void.
(f)No Waiver; Cumulative Remedies; Amendments. No failure or delay by the Holders in exercising any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Holders hereunder are cumulative and are not exclusive of any rights, powers or remedies that it would otherwise have. No waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by this Section 5(f), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, any extension of credit under the Notes shall not be construed as a waiver of any Event of Default, regardless of whether any Holder may have had notice or knowledge of such Event of Default at the time. No notice or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances. When making any demand hereunder against any of the Guarantors, the Holders may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Holders to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Holders against any of the Guarantors. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. Neither this Guaranty nor any provision hereof may be waived, amended or modified (other than termination of this Guaranty pursuant to Section 5(g)) except pursuant to an agreement or agreements in writing entered into by the Holders and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply.
(g)Termination and Release.
(a)This Guaranty shall terminate, when all the Guaranteed Obligations (other than any contingent or indemnification obligations not then due) have been indefeasibly paid in full as set forth in the Notes.
(b)In connection with any release pursuant to this Section 5(g), the Holders shall execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence such release. Any execution and delivery of documents pursuant to this Section 5(g) shall be without recourse to or warranty by the Holders.
(h)Counterparts. This Guaranty may be executed in any number of counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), each of which shall collectively and separately constitute one and the same agreement.
6.INDEMNITY. SUBROGATION AND SUBORDINATION
(a)Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6(c)), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor under this Guaranty in respect of any Obligation of the Borrower, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Guarantor shall be sold pursuant to this Guaranty to satisfy in whole or in part an obligation of the Borrower under the Note, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.
(b)Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6(c)) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any obligation of the Borrower under the Note to satisfy any Guaranteed Obligation owed to any Holder and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6(a), the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto after the date hereof, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6(b) shall be subrogated to the rights of such Claiming Guarantor under

Section 6(a) to the extent of such payment. The provisions of this Section 6(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Holders, and each Guarantor shall remain liable to the Holders for the full amount guaranteed by such Guarantor hereunder.
(c)Subordination. Notwithstanding any provision of this Guaranty to the contrary, all rights of the Guarantors under Sections 6(a) and 6(b) and all other rights of indemnity, contribution or subrogation of any Guarantor under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Guaranteed Obligations. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation or application of funds of any of the Guarantors by any Holder, no Guarantor shall be entitled to be subrogated to any of the rights of the Holders against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Holder for the payment of the obligations under the Notes until indefeasible payment in full of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder until payment in full of the Guaranteed Obligations. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to payment in full of the Guaranteed Obligations, such amount shall be held by such Guarantor in trust for the Holders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be paid to the Holders to be credited and applied against the obligations under the Note, whether matured or unmatured, in accordance with the terms of the Notes. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6(a) and 6(b) (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.
7.GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS; INDEMNITY
(a)The terms of 9(d) of the Notes with respect to governing law, submission of jurisdiction, venue and waiver of trial by jury are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
(b)Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 5(d). Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.
8.RIGHT OF SET OFF
After the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies of the Holder provided by law, each Holder shall have the right, without prior notice to any Guarantor, any such notice being expressly waived by such Guarantor to the extent permitted by applicable law, upon any amount becoming due and payable by any Guarantor hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Holder to or for the credit or the account of any Guarantor. The rights of each Holder under this Section 8 are in addition to other rights and remedies (including other rights of set-off) that such Holder may have.
9.ADDITIONAL SUBSIDIARIES

Upon execution and delivery by the any newly formed subsidiary of the Borrower that is required to become a party hereto by the Notes of an instrument in the form of Exhibit I hereto, such subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Guaranty. The rights and obligations of each party to this Guaranty shall remain in full force and effect notwithstanding the addition of any new party to this Guaranty. Each reference to “Guarantor” in this Guaranty shall be deemed to include such Subsidiary.

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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed and delivered as of the date first above written.
GUARANTORS:
STRONGHOLD DIGITAL MINING, INC., as the Borrower
By:     /s/ Matthew J. Smith
Name: Matthew J. Smith
Title: Chief Financial Officer
STRONGHOLD DIGITAL MINING HOLDINGS, LLC, as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
LIBERTY BELL FUNDING, LLC, as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
PANTHER CREEK POWER OPERATING, LLC, as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

EIF SCRUBGRASS, LLC, as Guarantor
Signature Page to Guaranty Agreement

By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
FALCON POWER LLC, as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
SCRUBGRASS POWER LLC, as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
SCRUBGRASS RECLAMATION COMPANY, L.P., as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
LEECHBURG PROPERTIES, INC., as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

CLEARFIELD PROPERTIES INC., as Guarantor
Signature Page to Guaranty Agreement

By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
STRONGHOLD DIGITAL MINING OPERATING, LLC, as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
STRONGHOLD DIGITAL MINING LLC, as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
STRONGHOLD DIGITAL MINING EQUIPMENT, LLC, as Guarantor
By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

Signature Page to Guaranty Agreement

Exhibit I
to Guaranty
SUPPLEMENT NO. _______ dated as of _______ (this “Supplement”), to the Guaranty Agreement dated as of May 15, 2022 (the “Guaranty”), among STRONGHOLD DIGITAL MINING, INC. (the “Borrower”), the subsidiaries of the Borrower listed on the signature page thereto (each an “Existing Guarantor” and collectively, the “Guarantors”), and each Holder of a Notes referred to below (in such capacity, together with any successor thereto, the “Holders”).
A.    Reference is made to (i) that certain 10.0% Convertible Note due May 15, 2024 in favor of Adage Capital Partners, LP, (ii) that certain 10.0% Convertible Note due May 15, 2024 in favor of Continental General Insurance Company and (iii) that certain 10.0% Convertible Note due May 15, 2024 in favor of Parallaxes Capital Opportunity Fund IV, L.P. (collectively, the “Notes” and each, individually, a “Note”).
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Notes and the Guaranty, as applicable.
C.    The Existing Guarantors have entered into the Guaranty in order to induce the Holders to extend credit under the Notes to the Borrower. Section 9 of the Guaranty provides that additional Subsidiaries may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned subsidiary of the Borrower (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Notes to become a Guarantor under the Guaranty as consideration for the extensions of credit previously made to the Borrower pursuant to the Notes.
Accordingly, the New Subsidiary agrees as follows:
SECTION 1.    In accordance with Section 9 of the Guaranty, the New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder. In furtherance of the foregoing, the New Subsidiary does hereby guarantee to the Holders the due and punctual payment and performance of the Guaranteed Obligations (whether at stated maturity, by acceleration or otherwise) as set forth in the Guaranty. Each reference to a “Guarantor” in the Guaranty and in this Supplement shall be deemed to include the New Subsidiary. The Guaranty is hereby incorporated herein by reference.
SECTION 2.    The New Subsidiary represents and warrants to the Holders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 3.    This Supplement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when the Holders shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission, i.e. a “pdf’ or a “tif’ shall be as effective as delivery of a manually signed counterpart of this Supplement.
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SECTION 4.    Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
SECTION 5.    THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.    In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 5(d) of the Guaranty.
SECTION 8.    The New Subsidiary agrees to reimburse the Holders for their reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel to the Holders.
IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Guaranty as of the day and year first above written.
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[Name of New Subsidiary]

By: ______________________________________
Name:
Title:

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